Exhibit 24.1

                               POWER OF ATTORNEY
                                      FOR
                                MOVIEFONE, INC.

                             1994 Stock Option Plan

                  I, Stephen M. Case, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign each Registration Statement on Form S-8 to be filed in connection with the acquisition of MovieFone, Inc., and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of May, 1999.

                                                     By: /s/Stephen M. Case
                                                         Signature

                                                         STEPHEN M.  CASE
                                                         Print Name

                               POWER OF ATTORNEY
                                      FOR
                                MOVIEFONE, INC.

                             1994 Stock Option Plan

                  I, Daniel F. Akerson, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign each Registration Statement on Form S-8 to be filed in connection with the acquisition of MovieFone, Inc., and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of May, 1999.

                                                     By:/s/Daniel F. Akerson
                                                        Signature

                                                        DANIEL F.  AKERSON
                                                        Print Name

                               POWER OF ATTORNEY
                                      FOR
                                MOVIEFONE, INC.

                             1994 Stock Option Plan

                  I, Robert W. Pittman, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign each Registration Statement on Form S-8 to be filed in connection with the acquisition of MovieFone, Inc., and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of May, 1999.

                                                     By:/s/Robert W. Pittman
                                                        Signature

                                                        ROBERT W.  PITTMAN
                                                        Print Name

                               POWER OF ATTORNEY
                                      FOR
                                MOVIEFONE, INC.

                             1994 Stock Option Plan

                  I, William N. Melton, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign each Registration Statement on Form S-8 to be filed in connection with the acquisition of MovieFone, Inc., and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of May, 1999.

                                                     By:/s/William N. Melton
                                                        Signature

                                                        WILLIAM N.  MELTON
                                                        Print Name

                               POWER OF ATTORNEY
                                      FOR
                                MOVIEFONE, INC.

                             1994 Stock Option Plan

                  I, Alexander M. Haig, Jr., whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign each Registration Statement on Form S-8 to be filed in connection with the acquisition of MovieFone, Inc., and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of May, 1999.

                                                   By:/s/Alexander M. Haig, Jr.
                                                      Signature

                                                      ALEXANDER M.  HAIG, JR.
                                                      Print Name

                               POWER OF ATTORNEY
                                      FOR
                                MOVIEFONE, INC.

                             1994 Stock Option Plan

                  I, Frank J. Caufield, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign each Registration Statement on Form S-8 to be filed in connection with the acquisition of MovieFone, Inc., and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of May, 1999.

                                                     By:/s/Frank J. Caufield
                                                        Signature

                                                        FRANK J.  CAUFIELD
                                                        Print Name

                               POWER OF ATTORNEY
                                      FOR
                                MOVIEFONE, INC.

                             1994 Stock Option Plan

                  I, James F. MacGuidwin, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign each Registration Statement on Form S-8 to be filed in connection with the acquisition of MovieFone, Inc., and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of May, 1999.

                                                     By:/s/James F. MacGuidwin
                                                        Signature

                                                        JAMES F.  MACGUIDWIN
                                                        Print Name


                               POWER OF ATTORNEY
                                      FOR
                                MOVIEFONE, INC.

                             1994 Stock Option Plan

                  I, James L. Barksdale, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign each Registration Statement on Form S-8 to be filed in connection with the acquisition of MovieFone, Inc., and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of May, 1999.

                                                     By:/s/James L. Barksdale
                                                        Signature

                                                        JAMES L. BARKSDALE
                                                        Print Name

                               POWER OF ATTORNEY
                                      FOR
                                MOVIEFONE, INC.

                             1994 Stock Option Plan

                  I, Thomas Middelhoff, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign each Registration Statement on Form S-8 to be filed in connection with the acquisition of MovieFone, Inc., and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of May, 1999.

                                                     By:/s/Thomas Middelhoff
                                                        Signature

                                                        THOMAS MIDDELHOFF
                                                        Print Name

                               POWER OF ATTORNEY
                                      FOR
                                MOVIEFONE, INC.

                             1994 Stock Option Plan

                  I, Colin L. Powell, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign each Registration Statement on Form S-8 to be filed in connection with the acquisition of MovieFone, Inc., and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of May, 1999.

                                                     By:/s/Colin L. Powell
                                                        Signature

                                                        COLIN L. POWELL
                                                        Print Name

                               POWER OF ATTORNEY
                                      FOR
                                MOVIEFONE, INC.

                             1994 Stock Option Plan

                  I, Franklin D. Raines, whose signature appears below, constitute and appoint Stephen M. Case, Kenneth J. Novack, J. Michael Kelly, Sheila A. Clark and James F. MacGuidwin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign each Registration Statement on Form S-8 to be filed in connection with the acquisition of MovieFone, Inc., and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 26th day of May, 1999.

                                                     By:/s/Franklin D. Raines
                                                        Signature

                                                        FRANKLIN D. RAINES
                                                        Print Name